[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.6

March 31    , 2022

Amendment Agreement

between

Vertical Horizons, Ltd.

and

Bank of Utah
(not in its individual capacity but solely as security trustee)

and

Airbus S.A.S.

in respect of
an Amended and Restated Step-In Agreement dated 28 December 2021

THIS AMENDMENT AGREEMENT (this "Agreement") is made on March 31, 2022

BETWEEN

1)Vertical Horizons, Ltd., an exempted company incorporated with limited liability and existing under the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands (the “Buyer”);

2)Bank of Utah, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

3)Airbus S.A.S., a company created under the laws of France and having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (“Airbus”)

(the Buyer, the Security Trustee and Airbus, together the “Parties” and each a “Party”).

RECITALS

A.The Parties entered into an amended and restated step-in agreement dated 28 December 2021 in relation to pre-delivery payment financing of certain aircraft (the “Step-In Agreement”).

B.Now the Parties wish to amend the Step-In Agreement pursuant to this Agreement.

IT IS AGREED AS FOLLOWS:

1.Definitions

In this Agreement, unless the context otherwise requires, (i) the capitalised terms used but not defined herein shall have the meaning set forth in the Step-In Agreement and (ii) the following term shall have the meaning set forth below:

“Rescheduled Aircraft” means the Aircraft bearing CAC-IDs [***].

2.Amendment to the Step-In Agreement (except for Schedule 4)

To the extent relating to the Rescheduled Aircraft, Part B (A321neo Aircraft) of Schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement shall be amended and restated as quoted in Appendix 1 hereto.
Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

3.Amendment to Schedule 4 to the Step-In Agreement

3.1Clause 2.3 (Propulsion System) of Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted below:

QUOTE

Each A320 Airframe shall be equipped with a set of two (2) CFM International LEAP-1A26 engines or two (2) International Aero Engines, LLC model PW1127G-JM engines (upon selection such set, the “A320 Propulsion Systems”).

Each A321 Airframe shall be equipped with a set of two (2) CFM International LEAP-1A32 engines, two (2) CFM International LEAP-1A33B2 engines, two (2) IAE PW1133G-JM engines, two (2) IAE PW1133G1-JM engines [***] (upon selection such set, the “A321 Propulsion Systems”), [***].

For Aircraft identified in Clause 9.1.1 as having an “Aircraft Rank” from 72 to and including 80, the Buyer has selected the CFM International LEAP-1A26 engines as the A320 Propulsion Systems.

For Aircraft identified in Clause 9.1.1 having an “Aircraft Rank” 81, 82, 83, 91 and 95 the Buyer has selected the [***] engines as the A321 Propulsion Systems.

For Aircraft identified in Clause 9.1.1 having an “Aircraft Rank” 87, 88, 92 to 94,
96 to 107, 109 to 114, 116 to 121, 123, 124, and 126 to 132 the Buyer has selected the IAE PW 1133-JM engines as the A321 Propulsion Systems.

For Aircraft identified in Clause 9.1.1 having an “Aircraft Rank” 215, 216, 217, 218, 219, 220 and 221 the Buyer shall notify the Seller in writing, no later than [***], of its selection of Propulsion Systems for such Aircraft.

UNQUOTE

3.2To the extent relating to the Rescheduled Aircraft, the delivery schedule table in Clause
9.1.1 of Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Appendix 2 hereto.

3.3To the extent relating to the Rescheduled Aircraft, the schedule set out in Exhibit D (Pre- Delivery Payments) in Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Appendix 3 hereto.

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

4.Miscellaneous

Clauses 14 (Confidentiality), 16 (Amendments), 17 (Further Assurance), 20 (Counterparts) and 22 (Governing Law and Jurisdiction) of the Step-In Agreement shall apply to this Agreement mutatis mutandis.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the day and year first above written.

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

Appendix 1 Amendment Agreement

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

Appendix 2 Amendment Agreement

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

Appendix 3 Amendment Agreement

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

Execution Page - Airbus Amendment Agreement

For and on behalf of AIRBUS S.A.S

/s/ Benoit de Saint-Exupéry
Name: Benoit de Saint-Exupéry
Title: Senior Vice President, Contracts

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

Execution Page - Security Trustee Amendment Agreement

For and on behalf of BANK OF UTAH (not in its individual capacity but solely as security trustee)

/s/ Jon Croasmun
Name: Jon Croasmun
Title: Senior Vice President

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus

Execution Page – Buyer Amendment Agreement

For and on behalf of VERTICAL HORIZONS, LTD.

/s/ Evert Brunekeef
Name: Evert Brunekeef
Title: Director

Amendment to Step-In Agreement
Vertical Horizons / Bank of Utah / Airbus